STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                         /s/ George Noyes

Edward H. Ladd, Chairman                             George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                       MANAGEMENT DISCUSSION AND ANALYSIS

1999 was a difficult year for foreign bonds, but foreign currency weakness versus the U.S. dollar helped mitigate some of the poor performance. In the six months since inception, the Standish International Fixed Income Fund II returned 2.84% versus the 3.48% return for the J.P. Morgan Non-U.S. Government Bond Index. The Fund's negative performance relative to the Index was primarily due to the underweight position in Japan. Japanese bonds far and away outperformed other markets, with a currency-hedged total return of 10.59%, and was the only market to outperform the Index.

Bond yields followed a one way trend higher in 1999. The year began with the 10-year U.S. Treasury yield at 4.65% but finished at a yield of 6.43%. The view at the start of the year was that developing Asia was facing years of sluggish growth or a "U" shaped recovery and the Japanese economy was confronting another year of recession. Europe was challenged with the prospect of outright deflation as consumer prices increased only 0.5% and it seemed like the U.S. economy would be dragged down with the rest of the world.

The dramatic turnaround in yields was a direct result of concerted central bank interest rate cuts of 1998 that were directed at avoiding the risk of a global recession. The power of monetary policy can not be denied now that there is talk of a "long boom" for the world economy.

The swing in sentiment from doom to boom helped produce poor returns for all bond markets in the Index, except Japan. The surge in Japanese yields in December 1998 from less than 1% to over 2.2% had the potential to crush any hope for a recovery just as fiscal policy was starting to bear fruit. The Japanese "administrators" reacted in early 1999 and fought the rise in yields by effectively cutting overnight interest rates to 0%, flooding the money market with excess liquidity and announcing that the Trust Fund Bureau would resume its outright purchases of bonds for the rest of 1999. Ten-year bond yields dropped and stayed in a 1.6% to 1.9% range throughout the year.

The bear market phenomenon of Japanese outperformance took over when Japanese Government Bond ("JGB") yields stayed in a tight 30 basis point range during the year while most other markets saw yields rise by over 150 basis points. JGB outperformance was also helped by the yen, which appreciated 10% during 1999.

Currency markets were dominated in 1999 by Japanese yen strength and euro weakness with the U.S. dollar in the middle. The yen was strong as the economy surprised to the upside by mid-1999 and capital flowed into Japan to chase undervalued equities. Japanese banks also repatriated billions of dollars in foreign capital to comply with new bank regulations. The strength of the yen and the growing weight of Japan in the International Index was the main reason for positive returns since the inception of the Fund.

The euro dropped steadily throughout the year as European capital flowed into U.S. equities and high-yielding corporate bonds. The euro depreciated by 14.64% versus the U.S. dollar in 1999 which dragged down relative performance. During the year the Fund managed to reduce duration which was prudent in a rising interest rate environment.

U.S. credit spreads started 1999 at historically cheap levels, rallied into the summer, but then widened as a result of substantial corporate bond issuance ahead of Y2K, and liquidity conditions deteriorated going into year-end. For the year, credit spreads basically collected the yield premium over Treasuries. European credit spreads performed better but became relatively rich by the end of 1999. The Fund is now neutral on Euroland credit because of valuations and increased supply.

The Fund is well positioned to outperform in 2000. The U.S. credit spread market and European bonds should outperform because they offer high yields on an absolute and currency-hedged basis. Bond yields are relatively cheap, especially compared to early 1999. Global growth should moderate and inflation will stay low because central banks are now hiking interest rates. In addition, corporate credit spreads are cheap and offer a higher yield advantage over government bonds which gives the portfolio a distinct yield advantage. We believe that the yield advantage and potential for spread contraction will add to relative value in the next few years.

We appreciate your support during the year and we look forward to working on your behalf towards superior, risk-adjusted returns in 2000.


/s/ William C. Cook II                                /s/ Richard S. Wood

W. Charles Cook                                       Richard S. Wood

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                  STANDISH INTERNATIONAL FIXED INCOME FUND II,
      THE J.P. MORGAN HEDGED NON-U.S. GOVERNMENT BOND INDEX, AND THE LEHMAN
                                 AGGREGATE INDEX

  [The following table was depicted as a line graph in the printed materials.]

                        Standish              Lehman               J.P. Morgan
                      International          Aggregate              Non-U.S.
                          Fixed                Index                  Gov't
                         Income                                       Bond
                         Fund II                                      Index

                         100,000              100,000                100000
July                     102,900               99,580                103340
August                   103,050               99,530                103743
September                104,605              100,685                105548
October                  104,757              101,057                105316
November                 102,986              101,047                103610
December                 102,838              100,562                103475


                          -----------------------------
                           Average Annual Total Return
                          (for periods ended 12/31/1999

                                      Since
                                    Inception
                                   06/30/1999
                          -----------------------------

                                      2.84%
                          -----------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $23,272,150)                                                  $22,870,535
  Cash                                                                523,879
  Receivable for investments sold                                       1,760
  Interest receivable                                                 537,238
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                       380,699
  Prepaid expenses                                                      1,072
                                                                  -----------
    Total assets                                                   24,315,183
LIABILITIES
  Unrealized depreciation on forward foreign currency
    exchange contracts                                  $232,233
  Options written, at value (Note 6) (premiums
    received, $40,870)                                    53,365
  Accrued accounting, custody and transfer agent fees      8,564
  Accrued trustees' fees and expenses (Note 2)             1,791
  Accrued expenses and other liabilities                  19,988
                                                        --------
    Total liabilities                                                 315,941
                                                                  -----------
NET ASSETS                                                        $23,999,242
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $24,487,486
  Accumulated net realized loss                                      (183,126)
  Distributions in excess of net investment income                    (44,068)
  Net unrealized depreciation                                        (261,050)
                                                                  -----------
TOTAL NET ASSETS                                                  $23,999,242
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           1,232,794
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     19.47
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERNATIONAL FIXED INCOME FUND II

                             STATEMENT OF OPERATIONS
        FOR THE PERIOD JUNE 30, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                     $ 837,544
                                                                      ---------
    Total investment income                                             837,544
EXPENSES
  Investment advisory fee (Note 2)                       $  56,258
  Accounting, custody and transfer agent fees               53,260
  Legal and audit services                                  25,530
  Trustees' fees and expenses (Note 2)                       2,825
  Registration fees                                          3,590
  Miscellaneous                                              2,195
                                                         ---------
    Total expenses                                         143,658

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (87,400)
  Waiver of investment advisory fee (Note 2)               (56,258)
                                                         ---------
    Total expense deductions                              (143,658)
                                                         ---------
    Net expenses                                                              0
                                                                      ---------
      Net investment income                                             837,544
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    Investment security transactions                       125,956
    Written options transactions                            (3,369)
    Foreign currency transactions and forward foreign
     currency exchange contracts                           196,212
                                                         ---------
      Net realized gain                                                 318,799
  Change in unrealized appreciation (depreciation)
    Investment securities                                 (401,615)
    Written options                                        (12,495)
    Foreign currency and forward foreign currency
     exchange contracts                                    153,060
                                                         ---------
      Net change in unrealized appreciation
       (depreciation)                                                  (261,050)
                                                                      ---------
    Net realized and unrealized gain                                     57,749
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 895,293
                                                                      =========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                                JUNE 30, 1999
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 1999
                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $   837,544
  Net realized gain                                                  318,799
  Change in unrealized appreciation (depreciation)                  (261,050)
                                                                 -----------
  Net increase in net assets from investment operations              895,293
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                        (837,544)
  In excess of net investment income                                (545,993)
                                                                 -----------
  Total distributions to shareholders                             (1,383,537)
                                                                 -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                30,574,577
  Value of shares issued to shareholders in payment of
    distributions declared                                         1,383,537
  Cost of shares redeemed                                         (7,470,628)
                                                                 -----------
  Net increase in net assets from Fund share transactions         24,487,486
                                                                 -----------
TOTAL INCREASE IN NET ASSETS                                      23,999,242
NET ASSETS
  At beginning of year                                                    --
                                                                 -----------
  At end of year (including distributions in excess of net
    investment income of $44,068)                                $23,999,242
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                     JUNE 30, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                TO DECEMBER 31, 1999(1)
                                                              ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       20.00
                                                                  -------------
FROM INVESTMENT OPERATIONS:
  Net investment income                                                    0.61
  Net realized and unrealized loss on investments                         (0.04)
                                                                  -------------
Total from investment operations                                           0.57
                                                                  -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              (0.67)
  In excess of net investment income                                      (0.43)
                                                                  -------------
Total distributions to shareholders                                       (1.10)
                                                                  -------------
NET ASSET VALUE, END OF PERIOD                                    $       19.47
                                                                  =============
TOTAL RETURN++                                                             2.84%+++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)                                   0.00%+
  Net Investment Income (to average daily net assets)                      5.93%+
  Portfolio Turnover                                                         91%+++
  Net Assets, End of Period (000's omitted)                       $      23,999

-----------------

* For the period indicated, the investment adviser voluntarily agreed not to impose all of its investment advisory fee and/or reimbursed the Fund for all of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share                                   $        0.51

Ratios (to average daily net assets):
  Expenses                                                                 1.02%+
  Net investment income                                                    4.91%+

+    Computed on an annualized basis.
++   Total return would have been lower in the absence of expense waivers.
+++  Not annualized.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                          PAR            VALUE
SECURITY                                         RATE     MATURITY       VALUE#        (NOTE 1A)
-------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 95.1%
CORPORATE -- 1.8%
BANK BONDS -- 1.0%
Firstar Bank+                                    7.125%   12/01/2009  $   250,000     $   241,990
                                                                                      -----------
INDUSTRIAL BONDS -- 0.8%
Cox Communications Inc.+                         7.750%   08/15/2006      200,000         201,944
                                                                                      -----------
Total Corporate (Cost $447,129)                                                           443,934
                                                                                      -----------
GOVERNMENT/OTHER -- 93.3%
AUSTRALIA -- 1.3%
St. Georges Bank                                 5.750%   10/15/2002      500,000         315,863
                                                                                      -----------
DENMARK -- 11.4%
Denmark Realkredit Notes NCL                     6.000%   10/01/2029    7,573,000         952,969
Kingdom of Denmark                               6.000%   11/15/2002    4,375,000         607,933
Kingdom of Denmark                               8.000%   03/15/2006    7,700,000       1,178,481
                                                                                      -----------
                                                                                        2,739,383
                                                                                      -----------
EURODOLLAR -- 19.7%
American Standard Global                         7.125%   06/01/2006      275,000         277,173
Enron Corp.                                      4.375%   04/08/2005      260,000         245,199
Ford Motor Credit Co.                            3.750%   07/12/2004      270,000         255,242
Fort James Corp. Notes                           4.750%   06/29/2004      275,000         264,809
Italian Government BTPS Notes NCL                3.250%   02/01/2004      290,000         273,351
Italian Government BTPS Notes NCL+               4.000%   10/01/2003    1,525,000       1,494,010
Italian Government BTPS Notes NCL+               5.000%   02/15/2003    1,575,000       1,598,237
Lafarge Corp.                                    5.125%   06/26/2006      125,000         122,714
UPM-Kymmene Corp. Notes                          6.350%   10/01/2009      200,000         199,328
                                                                                      -----------
                                                                                        4,730,063
                                                                                      -----------
GERMANY -- 16.6%
Bundes Obligation Ser 127 Notes+                 4.500%   05/19/2003      300,000         300,798
Bundesrepub. Deutschland+                        4.125%   07/04/2008      600,000         556,179
Colt Telecom Group PLC 144A Notes                7.625%   07/31/2008      500,000         257,666
Depfa Pfandbriefbank Notes NCL+                  5.500%   01/15/2010      600,000         595,738
Deutschland Republic+                            4.750%   07/04/2008      150,000         145,183
Deutschland Republic+                            6.000%   01/05/2006       25,000          26,377
Deutschland Republic+                            6.500%   07/04/2027    1,375,000       1,478,161
Deutschland Republic                             7.375%   01/03/2005      300,000         333,665
Exide Holding Europe 144A Notes                  9.125%   04/15/2004      275,000         137,465
Fresenius Med Global                             7.375%   02/01/2008       75,000          38,843
RSL Communications PLC Reg(a)                    0.000%   03/15/2008      275,000          89,281
                                                                                      -----------
                                                                                        3,959,356
                                                                                      -----------
IRELAND -- 0.1%
Esat Telecom Group PLC                          11.875%   11/01/2009       25,000          29,229
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                            PAR           VALUE
SECURITY                                         RATE     MATURITY         VALUE#       (NOTE 1A)
--------------------------------------------------------------------------------------------------
JAPAN -- 16.6%
Austria Republic+                                4.500%   09/28/2005    $30,000,000    $   349,256
Italy Euroyen Notes NCL+                         3.750%   06/08/2005     40,000,000        446,957
Kingdom of Spain+                                3.109%   09/20/2006     50,000,000        547,780
Mexican Notes NCL+                               3.100%   04/24/2002     35,000,000        346,215
Republic of Finland+                             6.000%   01/29/2002    125,000,000      1,367,488
Spanish Government+                              4.750%   03/14/2005     80,000,000        931,983
                                                                                       -----------
                                                                                         3,989,679
                                                                                       -----------
MEXICO -- 1.2%
Mexico Global 144A Notes                         6.542%   04/07/2004        275,000        282,716
                                                                                       -----------
NETHERLANDS -- 2.6%
KPN-Qwest B.V. 144A Private Placement            7.125%   06/01/2009        275,000        270,243
Netherlands Government Notes                     5.750%   09/15/2002        350,000        363,101
                                                                                       -----------
                                                                                           633,344
                                                                                       -----------
NEW ZEALAND -- 1.8%
New Zealand Government                           8.000%   04/15/2004        795,000        429,839
                                                                                       -----------
SWEDEN -- 5.2%
Sweden Government Bond #1038                     6.500%   10/25/2006      3,900,000        481,581
Sweden Government Bond #1039                     5.500%   04/12/2002      2,000,000        237,434
Sweden Government Bond #1044 NCL                 3.500%   04/20/2006      5,000,000        524,426
                                                                                       -----------
                                                                                         1,243,441
                                                                                       -----------
UNITED KINGDOM -- 16.8%
Abbey National Treasury                          7.750%   12/31/2003        150,000        247,980
FHLB                                             6.875%   06/07/2002        400,000        645,651
FNMA Global Bond                                 6.875%   06/07/2002        700,000      1,130,677
IPC Magazines 144A(a)                            0.000%   03/15/2008        175,000         90,451
Inco Ltd.                                       15.750%   07/15/2006        200,000        441,801
Lehman Brothers Holdings PLC                     6.950%   06/22/2004        230,000        354,881
UK Treasury Gilt+                                7.750%   09/08/2006        145,000        256,500
UK Treasury Gilt                                 9.000%   10/13/2008        380,000        747,334
UK Treasury Gilt Stock                           6.000%   12/07/2028         55,000        108,664
                                                                                       -----------
                                                                                         4,023,939
                                                                                       -----------
Total Government/Other (Cost $22,723,217)                                               22,376,852
                                                                                       -----------
TOTAL BONDS AND NOTES (COST $23,170,346)                                                22,820,786
                                                                                       -----------

                                                                           CONTRACT
                                                                             SIZE
                                                                         -----------
PURCHASED OPTIONS -- 0.2%
DEM 3.75% Call, Strike Price 90.20,
09/13/2000                                                                  550,000          5,155
DEM 3.75% Call, Strike Price 91.05,
09/29/2000                                                                  320,000          2,606
DEM 4% Call, Strike Price 93.99, 07/07/2000                                 850,000          2,930
DEM 4% Call, Strike Price 95.43, 07/21/2000                                 275,000            416

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        CONTRACT          VALUE
SECURITY                                                                  SIZE          (NOTE 1A)
-------------------------------------------------------------------------------------------------
DEM 4% Call, Strike Price 99.01, 08/03/2000                             275,000     $         524
DEM 4.5% Call, Strike Price 101.20, 08/14/2000                          300,000               275
DEM 4.5% Call, Strike Price 94.76, 10/06/2000                           225,000             2,585
DEM 4.5% Call, Strike Price 95.42, 11/02/2000                           225,000             2,018
DEM 4.5% Call, Strike Price 95.54, 10/13/2000                           285,000             2,643
DEM 4.75% Call, Strike Price 85.93, 09/11/2000                          275,500             4,415
EUR Put/USD Call, Strike Price 0.89, 07/10/2001                         575,000             4,313
JPY Put/EUR Call, Strike Price 110.25, 12/06/2001                       225,000             6,236
JPY Put/EUR Call, Strike Price 125.00, 08/29/2000                       550,000             1,386
JPY Put/USD Call, Strike Price 115.00, 09/01/2000                       300,000             1,260
JPY Put/USD Call, Strike Price 115.80, 08/14/2000                       300,000             1,110
JPY Put/USD Call, Strike Price 120.00, 11/07/2001                       225,000             2,340
USD Put/CAD Call, Strike Price 1.42, 10/19/2000                         300,000             3,510
UST 6.00% Call, Strike Price 100.75, 09/29/2000                           3,080             1,889
UST 6.00% Call, Strike Price 99.88, 10/27/2000                            4,750             4,138
                                                                                    -------------
TOTAL PURCHASED OPTIONS (COST $101,804)                                                    49,749
                                                                                    -------------
TOTAL INVESTMENTS -- 95.3% (COST $23,272,150)                                       $  22,870,535

OTHER ASSETS, LESS LIABILITIES -- 4.7%                                                  1,128,707
                                                                                    -------------
NET ASSETS -- 100.0%                                                                $  23,999,242
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
CAD - Canadian Dollar
DEM - German Deutsche Mark
EUR - Euro
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
JPY - Japanese Yen
NCL - Non-callable
USD - United States Dollar
UST - United States Treasury

# Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
+    Denotes all or part of security pledged as collateral (Note 6).
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund II (the "Fund") is a separate non-diversified investment series of the Trust. The Fund commenced operations on June 30, 1999.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from future net realizable gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $112,440 which expires on December 31, 2007. The Fund elected to defer to its fiscal year ending December 31, 2000 losses of $20,070 recognized during the period from November 1, 1999 to December 31, 1999.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net realized gain on investments, written options, and foreign currency arise because of certain timing differences. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.L.C. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. For the period ended December 31, 1999, SIMCO voluntarily agreed to limit the Fund's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. Pursuant to this agreement, SIMCO voluntarily did not impose $56,258 of its investment advisory fee and reimbursed the Fund for its operating expenses of $87,400. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the period ended December 31, 1999 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $ 2,378,895  $   603,710
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $44,948,788  $23,652,929
                                                        ===========  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE PERIOD JUNE 30, 1999
                                                          (COMMENCEMENT OF
                                                             OPERATIONS)
                                                        TO DECEMBER 31, 1999
                                                    ----------------------------
         Shares sold                                          1,526,875
         Shares issued to shareholders in payment
           of distributions declared                             70,162
         Shares redeemed                                       (364,243)
                                                              ---------
         Net increase                                         1,232,794
                                                              =========

      At December 31, 1999, one shareholder, Phelps Dodge Corporation Master Trust, was record owner of approximately 96% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

      On June 30, 1999, the Fund was formed with an initial contribution of securities in kind, redeemed from the Standish International Fixed Income Fund, having a market value of approximately $29,400,000 which includes interest receivable of approximately $700,000.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $23,322,765
                                                                    ==========
      Gross unrealized appreciation                                    483,568
      Gross unrealized depreciation                                   (935,798)
                                                                    ----------
      Net unrealized depreciation                                   $ (452,230)
                                                                    ==========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of such transactions for the period ended December 31, 1999:

      WRITTEN PUT OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS     PREMIUMS
                                                                  -------------------  ---------------
         Outstanding, beginning of period                                   0             $     --
         Options written                                                    8               50,033
         Options closed                                                    (4)             (33,504)
                                                                          ---             --------
         Outstanding, end of period                                         4             $ 16,529
                                                                          ===             ========

      WRITTEN CALL OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS     PREMIUMS
                                                                  -------------------  ---------------
         Outstanding, beginning of period                                   0              $    --
         Options written                                                    9               21,132
         Options closed                                                    (3)              (5,913)
                                                                          ---              -------
         Outstanding, end of period                                         6              $15,219
                                                                          ===              =======

      WRITTEN CROSS CURRENCY OPTION TRANSACTIONS
      --------------------------------------------------------------------------

                                                                  NUMBER OF CONTRACTS     PREMIUMS
                                                                  -------------------  ---------------
         Outstanding, beginning of period                                   0              $    --
         Options written                                                    3               15,362
         Options closed                                                    (1)              (6,240)
                                                                          ---              -------
         Outstanding, end of period                                         2              $ 9,122
                                                                          ===              =======

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At December 31, 1999, the Fund held following forward foreign currency or cross currency exchange contracts.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                       LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE       UNREALIZED
         CONTRACTS TO RECEIVE              AMOUNT             VALUE DATE              VALUE         FACE AMOUNT     GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         Argentinian Peso                     697,589    01/19/2000-03/09/2000   $       694,719  $      692,442   $        2,277
         British Pound Sterling               200,000         01/18/2000                 322,941         330,700           (7,759)
         Canadian Dollar                    1,000,000         01/18/2000                 692,713         686,436            6,277
         Euro                               2,772,074    01/18/2000-03/15/2000         2,799,561       2,939,435         (139,874)
         Japanese Yen                     318,120,000         01/18/2000               3,121,026       2,973,084          147,942
         Thai Baht                          5,697,000         09/11/2000                 151,382         150,000            1,382
                                                                                 ---------------  --------------   --------------
         TOTAL                                                                   $     7,782,342  $    7,772,097   $       10,245
                                                                                 ===============  ==============   ==============

                                        LOCAL PRINCIPAL         CONTRACT              MARKET          AGGREGATE      UNREALIZED
         CONTRACTS TO DELIVER               AMOUNT             VALUE DATE              VALUE         FACE AMOUNT     GAIN/(LOSS)
         ------------------------------------------------------------------------------------------------------------------------
         British Pound Sterling              1,100,000         01/18/2000         $     1,776,179  $    1,796,960   $      20,781
         Euro                                3,305,000    01/18/2000-03/15/2000         3,338,203       3,470,953         132,750
         Hong Kong Dollar                    5,424,297         08/13/2001                 689,325         690,000             675
         Japanese Yen                      127,758,210         01/18/2000               1,253,416       1,214,399         (39,017)
         Thai Baht                          12,174,000         09/11/2000                 323,490         300,000         (23,490)
                                                                                  ---------------  --------------   -------------
         TOTAL                                                                    $     7,380,613  $    7,472,312   $      91,699
                                                                                  ===============  ==============   =============

      FORWARD FOREIGN CROSS CURRENCY EXCHANGE CONTRACTS

                                   U.S.$
                                  MARKET                                    MARKET               CONTRACT        UNREALIZED
    CONTRACTS TO DELIVER           VALUE         IN EXCHANGE FOR             VALUE              VALUE DATE          GAIN
    -----------------------------------------------------------------------------------------------------------------------
    Euro                           625,504         Japanese Yen           $  686,759            01/18/2000        $ 61,255
    New Zealand Dollar             627,106    British Pound Sterling         605,013            01/18/2000         (22,093)
    British Pound Sterling         920,383         Japanese Yen              927,743            01/18/2000           7,360
                                ----------                                ----------                              --------
    TOTAL                       $2,172,993                                $2,219,515                              $ 46,522
                                ==========                                ==========                              ========

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH INTERNATIONAL FIXED INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At December 31, 1999, the Fund held no open futures contracts.

      INTEREST RATE SWAP CONTRACTS

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      At December 31, 1999 the Fund held no open interest rate swap contracts.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Fixed Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Fixed Income Fund II (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

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